World Wide
                                             [Graphic omitted]    Communications
                                                                  (Holdings) Ltd


Mr. Paul Goodman-Simpson
70D Shooters Hill Road
Blackheath
London SE3 7BG

1st September 1998

RE: OFFER OF EMPLOYMENT
-----------------------

Dear Paul

We have pleasure in offering you a contract of employment, with World Wide Communications "Holdings) Limited, hereafter known as (WWCH). You will be employed as Managing Director for WWCH, located at Brecon House, Meridian Gate, 207 Marsh Wall, London, E14 9YT. This will be effective from 1st October 1998 and subject to the following terms:

1a) Your Contract of Employment commences on 1st October, 1998 and will be for a fixed term of 3 Years and will end on September 30th 2001.

1b)  There will be no probationary period.

1c)  Your  salary  will  be  paid  at  the  rate  of   [British   pound   symbol
     omitted]65,000 per annum. Salaries are paid monthly in arrears, by credit transfer directly into your Bank/Building Society account.


2. If the Contract of Employment is terminated by either party before the 3 year period, the full salary and benefits until the end of the fixed term contract will be payable.


3. You will be eligible for a performance-related bonus; the exact amount of bonus payable annually will depend on both Individual and Company performance. As an approximate guide to your first years earnings, if profitability and performance objectives are met, your on-target bonus will be approximately 50% of your annual salary in a full year. You will be provided with full details of your bonus plan by the Company. (Please note however, that any bonus payment is made entirely at the discretion of board of directors and will not be paid in whole or part, if for any reason you are no longer employed by the Company at the time that the bonus is declared.


4. The Company will provide you with free private health insurance through the Company's Private Health Insurance Scheme.


5. You will be provided with a Company Car/or Car Allowance as governed by the rules of the Company Car Scheme. For your information, the current applicable Car Allowance is (pound)7,500. This includes the cost of maintenance, insurance and road fund licence.

6. Your basic holiday entitlement in a full year is 25 days per annum. In addition, in each full calendar year you will be eligible for 8 declared holidays (public holidays). All holiday dates should be agreed in advance with the board of directors.


7. The Company holiday year operates from 1st January to 31st December in each year. If you join the Company after 1st January, you will be allocated holiday entitlement on a pro-rata basis.


8. You are eligible to join the WWCH Pension Scheme on the 1st day of the calendar month After your date of joining. Details of the scheme, which is contributory, are available from The Administration Dept. The normal retirement age for all staff is 65 years.


9. The payments and arrangements which apply during absence through sickness (and which apply also during absence due to accident). If at any time during which you are in receipt of salary payable by the Company, you become entitled to State Sickness or Injury Benefits, all money to which you may become entitled in respect of these benefits, will automatically be deducted from your salary, in such a manner as may be found convenient to, or otherwise as decided by the company.


10. As a term of employment you may be required to carry out your duties at any of the Companies current or future offices in the Greater London Area, as may reasonably be required of you commensurate with Company business requirements.


11. You must not during the period of your employment or at any time thereafter whether on your own behalf or as an employee, partner or agent of any other person or firm use or disclose or allow to be disclosed or used any information concerning the business dealings, affairs or conduct of the Company or any of its clients or any other similar matters which may come to your knowledge in the course of your employment.


12. You will keep the secrets of the Company, its subsidiary companies or any company, firm or person with whom the Company or any of its subsidiary companies may at any time during the continuance of your employment be in commercial or technical co-operation or association. Such undertaking binds you expressly, both during the period of your employment by the Company and also at all times after its termination, not to divulge any such secrets to any unauthorized person or to utilize any secret or confidential knowledge acquired in consequence of your employment by the Company to the detriment or prejudice of any of them.


13. It is the nature of the business of the Company that it frequently deals with confidential or sensitive information in addition to the trade secrets inherent in its own products. For this reason you must not use materials, equipment or information which is the property of the Company or any client of the Company or is entrusted to you by or on behalf of the Company in the course of your employment otherwise than for the purpose authorized by the Company.

14. All computer software or other materials written by you or discoveries or inventions made by you as part of your employment, together with copyright in such software, written materials inventions or discoveries, shall be the property of the Company and you shall have no intellectual property rights in such software, written materials inventions or discoveries.


15. It is the policy of the Company to respect the intellectual property rights of suppliers of computer software, which is in use on the Companies systems and you are expected to do the same.


16.  In this clause:

     i)   "Termination Date" means the date on which your employment terminates;

     ii)  "person" includes any company, firm, organization or other entity.



17a) You covenant with the Company that if your employment terminates for any reason, you will not, until the date on which the fixed term of your contract would have expired, be employed by, provide services to or be concerned in any business which is carried on in the United Kingdom and which is competitive or likely to be competitive with any business carried on at the termination date by the Company with which you were actively involved during the course of your employment during the course of your employment during the twelve months ending on the termination date.

17b) You covenant with the Company that you will not directly or indirectly on your own account or on behalf of or in conjunction with any person for a period of six months after the termination date (except on behalf of the Company) canvas or solicit business or custom for goods of similar type to those being manufactured or dealt in or services similar to those being provided by the Company at the termination date, and with which you were actively involved in the course of your employment during the twelve months ending on the termination date, from any person who has been at any time during the twelve months ending on the termination date a client of the Company and whom you were actively involved in the course of your employment during that twelve months.

17c) You covenant with the Company that you will not directly or indirectly on your own account or on behalf of or in conjunction with any person for a period of six months after the termination date induce or attempt to induce any employees of the Company who is employed by the Company at the termination date, and with whom you, during the twelve months ending on the termination date, had material dealings in the course of your employment, to leave the employment of the Company (whether or not this would be a breach of contract by the employee).

17d) You covenant with the Company that you will not on your own account or on behalf of or in conjunction with any person for a period of six months from the Termination Date develop any computer product which would or would be likely to compete with any goods or products under development or being sold or marketed by the Company at the termination date and with which you were actively involved in the course of your employment during the twelve months ending on the termination date.

17e) Following the termination of your employment you will not represent yourself as being employed by or associated with the company.

17f) Each of the restrictions in each paragraph or sub-clause above shall be enforceable independently of each of the other's and its validity shall not be affected if any of the others is invalid. If any of those restrictions is void but would be valid if some part of the restriction were deleted, the restriction in question shall apply with such modification as may be necessary to make it valid.

17g) you acknowledge that the provisions of the clause are no more extensive than is reasonable to protect the Company.


18. In many cases isolated minor breaches of discipline are dealt with on an informal basis. More serious breaches of discipline are dealt with in a more formal way using the Company Disciplinary Procedure, which has been devised to ensure that a consistent and fair policy is applied throughout the Company.

     If you are dissatisfied with the disciplinary decision that effects you, you may appeal to the Board of Directors.


19. Any individual member of staff wishing to raise a question on any matter affecting his/her own employment should, in the first instance, discuss it with the person to whom he/she is immediately responsible. If not satisfied with the outcome of this discussion, he/she may raise the matter with higher levels of Management.


20. Additional details of terms of employment, will from time to time be updated, either by individual communication or by information published on Notice Boards.


21. Subsequent to termination of employment, you shall immediately give up to the Company all documents, papers, materials and other property belonging to the Company, and its subsidiary or associate companies, in your possession or under your control.


22. If you are willing to accept the conditions set out in this letter, we shall be glad if you will indicate your agreement thereto by signing the statement at the foot of the enclosed copy of this letter and returning it to this office.

23. Details of the conditional Offer supersede any statement made during your interview. In the event of any discrepancy of information between the terms of this contract and information provided to you orally or in writing at interview, the terms of this contract shall prevail. No variations to the terms will be valid unless authorized in writing.


24. This offer is conditional upon the receipt of a signed copy of this contract.


Yours sincerely


/s/ Paul Goodman-Simpson                  /s/ Keith A. Goodyer
    --------------------                      ----------------
    Paul Goodman-Simpson                      Keith A. Goodyer
    Managing Director                         Director

I wish to accept the terms and conditions of employment and have read, understand and agree to the terms and conditions contained and referred to in this letter.

Signed  /s/ Aaron Goodman-Simpson
        -------------------------
            Aaron Goodman-Simpson

Date    1/7/98
        --------------------

                                                                     World Wide
                                                [Graphic omitted] Communications
                                                                  (Holdings) Ltd




Mr. Aaron Goodman-Simpson
84 Tamwood Park
Eltham
London
SE9 5PD

1st September 1998

RE:  OFFER OF EMPLOYMENT
------------------------

Dear Aaron

We have pleasure in offering you a contract of employment, with World Wide Communications (Holdings) Limited, hereafter known as (WWCH). You will be employed as Technical Director for WWCH, with responsibility for the company's products and services located at Brecon House, Meridian Gate, 207 Marsh Wall, London, E14 9YT. this will be effective from 1st October, 1998 and subject to the following terms:

1a) Your Contract of Employment commences on1st October, 1998 and will be for a fixed term of 3 years and will end on September 30th 2001.

1b)  There will be no probationary period.

1c)  Your  salary  will  be  paid  at  the  rate  of   [British   pound   symbol
     omitted]65,000 per annum. Salaries are paid monthly in arrears, by credit transfer directly into your Bank/Building Society account.


2. If the Contract of Employment is terminated by either party before the 3 year period, the full salary and benefits until the end of the fixed term contract will be payable.


3. You will be eligible for a performance-related bonus; the exact amount of bonus payable annually will depend on both individual and Company performance. As an approximate guide to your first year's earnings, if profitability and performance objectives are met, your on-target bonus will be approximately 50% or your annual salary in a full year. You will be provided with full details of your bonus plan by the Company. (Please note however, that any bonus payment is made entirely at the discretion of board of directors and will not be paid in whole or part, if for any reason you are no longer employed by the Company at the time that the bonus is declared.


4. The Company will provide you with free private health insurance through the Company's Private Health Insurance Scheme.


5. You will be provided with a Company Car/or Car Allowance as governed by the rules of the Company Car Scheme. For your information, the current applicable Car Allowance is (pound)7,500. This includes the cost of maintenance, insurance and road fund licence.

6. Your basic holiday entitlement in a full year is 25 days per annum. In addition, in each full calendar year you will be eligible for 8 declared holidays (public holidays). All holiday dates should be agreed in advance with the board of directors.


7. The Company holiday year operates from 1st January to 31st December in each year. If you join the Company after 1st January, you will be allocated holiday entitlement on a pro-rata basis.


8. You are eligible to join the WWCH Pension Scheme on the 1st day of the calendar month After your date of joining. Details of the scheme, which is contributory, are available from The Administration Dept. The normal retirement age for all staff is 65 years.


9. The payments and arrangements which apply during absence through sickness (and which apply also during absence due to accident). If at any time during which you are in receipt of salary payable by the Company, you become entitled to State Sickness or Injury Benefits, all money to which you may become entitled in respect of these benefits, will automatically be deducted from your salary, in such a manner as may be found convenient to, or otherwise as decided by the company.


10. As a term of employment you may be required to carry out your duties at any of the Companies current or future offices in the Greater London Area, as may reasonably be required of you commensurate with Company business requirements.


11. You must not during the period of your employment or at any time thereafter whether on your own behalf or as an employee, partner or agent of any other person or firm use or disclose or allow to be disclosed or used any information concerning the business dealings, affairs or conduct of the Company or any of its clients or any other similar matters which may come to your knowledge in the course of your employment.


12. You will keep the secrets of the Company, its subsidiary companies or any company, firm or person with whom the Company or any of its subsidiary companies may at any time during the continuance of your employment be in commercial or technical co-operation or association. Such undertaking binds you expressly, both during the period of your employment by the Company and also at all times after its termination, not to divulge any such secrets to any unauthorized person or to utilize any secret or confidential knowledge acquired in consequence of your employment by the Company to the detriment or prejudice of any of them.


13. It is the nature of the business of the Company that it frequently deals with confidential or sensitive information in addition to the trade secrets inherent in its own products. For this reason you must not use materials, equipment or information which is the property of the Company or any client of the Company or is entrusted to you by or on behalf of the Company in the course of your employment otherwise than for the purpose authorized by the Company.

14. All computer software or other materials written by you or discoveries or inventions made by you as part of your employment, together with copyright in such software, written materials inventions or discoveries, shall be the property of the Company and you shall have no intellectual property rights in such software, written materials inventions or discoveries.


15. It is the policy of the Company to respect the intellectual property rights of suppliers of computer software, which is in use on the Companies systems and you are expected to do the same.


16.  In this clause:

     i)   "Termination Date" means the date on which your employment terminates;

     ii)  "person" includes any company, firm, organization or other entity.



17a) You covenant with the Company that if your employment terminates for any reason, you will not, until the date on which the fixed term of your contract would have expired, be employed by, provide services to or be concerned in any business which is carried on in the United Kingdom and which is competitive or likely to be competitive with any business carried on at the termination date by the Company with which you were actively involved during the course of your employment during the course of your employment during the twelve months ending on the termination date.

17b) You covenant with the Company that you will not directly or indirectly on your own account or on behalf of or in conjunction with any person for a period of six months after the termination date (except on behalf of the Company) canvas or solicit business or custom for goods of similar type to those being manufactured or dealt in or services similar to those being provided by the Company at the termination date, and with which you were actively involved in the course of your employment during the twelve months ending on the termination date, from any person who has been at any time during the twelve months ending on the termination date a client of the Company and whom you were actively involved in the course of your employment during that twelve months.

17c) You covenant with the Company that you will not directly or indirectly on your own account or on behalf of or in conjunction with any person for a period of six months after the termination date induce or attempt to induce any employees of the Company who is employed by the Company at the termination date, and with whom you, during the twelve months ending on the termination date, had material dealings in the course of your employment, to leave the employment of the Company (whether or not this would be a breach of contract by the employee).

17d) You covenant with the Company that you will not on your own account or on behalf of or in conjunction with any person for a period of six months from the Termination Date develop any computer product which would or would be likely to compete with any goods or products under development or being sold or marketed by the Company at the termination date and with which you were actively involved in the course of your employment during the twelve months ending on the termination date.

17e) Following the termination of your employment you will not represent yourself as being employed by or associated with the company.

17f) Each of the restrictions in each paragraph or sub-clause above shall be enforceable independently of each of the other's and its validity shall not be affected if any of the others is invalid. If any of those restrictions is void but would be valid if some part of the restriction were deleted, the restriction in question shall apply with such modification as may be necessary to make it valid.

17g) you acknowledge that the provisions of the clause are no more extensive than is reasonable to protect the Company.


18. In many cases isolated minor breaches of discipline are dealt with on an informal basis. More serious breaches of discipline are dealt with in a more formal way using the Company Disciplinary Procedure, which has been devised to ensure that a consistent and fair policy is applied throughout the Company.

     If you are dissatisfied with the disciplinary decision that effects you, you may appeal to the Board of Directors.


19. Any individual member of staff wishing to raise a question on any matter affecting his/her own employment should, in the first instance, discuss it with the person to whom he/she is immediately responsible. If not satisfied with the outcome of this discussion, he/she may raise the matter with higher levels of Management.


20. Additional details of terms of employment, will from time to time be updated, either by individual communication or by information published on Notice Boards.


21. Subsequent to termination of employment, you shall immediately give up to the Company all documents, papers, materials and other property belonging to the Company, and its subsidiary or associate companies, in your possession or under your control.


22. If you are willing to accept the conditions set out in this letter, we shall be glad if you will indicate your agreement thereto by signing the statement at the foot of the enclosed copy of this letter and returning it to this office.

23. Details of the conditional Offer supersede any statement made during your interview. In the event of any discrepancy of information between the terms of this contract and information provided to you orally or in writing at interview, the terms of this contract shall prevail. No variations to the terms will be valid unless authorized in writing.


24. This offer is conditional upon the receipt of a signed copy of this contract.


Yours sincerely


/s/ Keith A. Goodyer                        /s/ Aaron Goodman-Simpson
----------------------------                -------------------------
Keith A. Goodyer                            Aaron Goodman-Simpson
Director                                    Director

I wish to accept the terms and conditions of employment and have read, understand and agree to the terms and conditions contained and referred to in this letter.

Signed  /s/ Paul Goodman-Simpson
        ------------------------
            Paul Goodman-Simpson

Date    1/7/98
        --------------------

                                                                      World Wide
                                                [Graphic omitted] Communications
                                                                  (Holdings) Ltd




Mr. Keith Goodyer
69 Tunbridge Grove
Kents Hill
Milton Keynes
MK7 6JD

1st September 1998

RE:  OFFER OF EMPLOYMENT
------------------------

Dear Keith

We have pleasure in offering you a contract of employment, with World Wide Communications (Holdings) Limited, hereafter known as (WWCH). You will be employed as Technical Director for WWCH, with responsibility for the company's products and services located at Brecon House, Meridian Gate, 207 Marsh Wall, London, E14 9YT. this will be effective from 1st October, 1998 and subject to the following terms:

1a) Your Contract of Employment commences on1st October, 1998 and will be for a fixed term of 3 years and will end on September 30th 2001.

1b)  There will be no probationary period.

1c)  Your  salary  will  be  paid  at  the  rate  of   [British   pound   symbol
     omitted]65,000 per annum. Salaries are paid monthly in arrears, by credit transfer directly into your Bank/Building Society account.


2. If the Contract of Employment is terminated by either party before the 3 year period, the full salary and benefits until the end of the fixed term contract will be payable.


3. You will be eligible for a performance-related bonus; the exact amount of bonus payable annually will depend on both individual and Company performance. As an approximate guide to your first year's earnings, if profitability and performance objectives are met, your on-target bonus will be approximately 50% or your annual salary in a full year. You will be provided with full details of your bonus plan by the Company. (Please note however, that any bonus payment is made entirely at the discretion of board of directors and will not be paid in whole or part, if for any reason you are no longer employed by the Company at the time that the bonus is declared.


4. The Company will provide you with free private health insurance through the Company's Private Health Insurance Scheme.


5. You will be provided with a Company Car/or Car Allowance as governed by the rules of the Company Car Scheme. For your information, the current applicable Car Allowance is (pound)7,500. This includes the cost of maintenance, insurance and road fund licence.

6. Your basic holiday entitlement in a full year is 25 days per annum. In addition, in each full calendar year you will be eligible for 8 declared holidays (public holidays). All holiday dates should be agreed in advance with the board of directors.


7. The Company holiday year operates from 1st January to 31st December in each year. If you join the Company after 1st January, you will be allocated holiday entitlement on a pro-rata basis.


8. You are eligible to join the WWCH Pension Scheme on the 1st day of the calendar month After your date of joining. Details of the scheme, which is contributory, are available from The Administration Dept. The normal retirement age for all staff is 65 years.


9. The payments and arrangements which apply during absence through sickness (and which apply also during absence due to accident). If at any time during which you are in receipt of salary payable by the Company, you become entitled to State Sickness or Injury Benefits, all money to which you may become entitled in respect of these benefits, will automatically be deducted from your salary, in such a manner as may be found convenient to, or otherwise as decided by the company.


10. As a term of employment you may be required to carry out your duties at any of the Companies current or future offices in the Greater London Area, as may reasonably be required of you commensurate with Company business requirements.


11. You must not during the period of your employment or at any time thereafter whether on your own behalf or as an employee, partner or agent of any other person or firm use or disclose or allow to be disclosed or used any information concerning the business dealings, affairs or conduct of the Company or any of its clients or any other similar matters which may come to your knowledge in the course of your employment.


12. You will keep the secrets of the Company, its subsidiary companies or any company, firm or person with whom the Company or any of its subsidiary companies may at any time during the continuance of your employment be in commercial or technical co-operation or association. Such undertaking binds you expressly, both during the period of your employment by the Company and also at all times after its termination, not to divulge any such secrets to any unauthorized person or to utilize any secret or confidential knowledge acquired in consequence of your employment by the Company to the detriment or prejudice of any of them.


13. It is the nature of the business of the Company that it frequently deals with confidential or sensitive information in addition to the trade secrets inherent in its own products. For this reason you must not use materials, equipment or information which is the property of the Company or any client of the Company or is entrusted to you by or on behalf of the Company in the course of your employment otherwise than for the purpose authorized by the Company.

14. All computer software or other materials written by you or discoveries or inventions made by you as part of your employment, together with copyright in such software, written materials inventions or discoveries, shall be the property of the Company and you shall have no intellectual property rights in such software, written materials inventions or discoveries.


15. It is the policy of the Company to respect the intellectual property rights of suppliers of computer software, which is in use on the Companies systems and you are expected to do the same.


16.  In this clause:

     i)   "Termination Date" means the date on which your employment terminates;

     ii)  "person" includes any company, firm, organization or other entity.



17a) You covenant with the Company that if your employment terminates for any reason, you will not, until the date on which the fixed term of your contract would have expired, be employed by, provide services to or be concerned in any business which is carried on in the United Kingdom and which is competitive or likely to be competitive with any business carried on at the termination date by the Company with which you were actively involved during the course of your employment during the course of your employment during the twelve months ending on the termination date.

17b) You covenant with the Company that you will not directly or indirectly on your own account or on behalf of or in conjunction with any person for a period of six months after the termination date (except on behalf of the Company) canvas or solicit business or custom for goods of similar type to those being manufactured or dealt in or services similar to those being provided by the Company at the termination date, and with which you were actively involved in the course of your employment during the twelve months ending on the termination date, from any person who has been at any time during the twelve months ending on the termination date a client of the Company and whom you were actively involved in the course of your employment during that twelve months.

17c) You covenant with the Company that you will not directly or indirectly on your own account or on behalf of or in conjunction with any person for a period of six months after the termination date induce or attempt to induce any employees of the Company who is employed by the Company at the termination date, and with whom you, during the twelve months ending on the termination date, had material dealings in the course of your employment, to leave the employment of the Company (whether or not this would be a breach of contract by the employee).

17d) You covenant with the Company that you will not on your own account or on behalf of or in conjunction with any person for a period of six months from the Termination Date develop any computer product which would or would be likely to compete with any goods or products under development or being sold or marketed by the Company at the termination date and with which you were actively involved in the course of your employment during the twelve months ending on the termination date.

17e) Following the termination of your employment you will not represent yourself as being employed by or associated with the company.

17f) Each of the restrictions in each paragraph or sub-clause above shall be enforceable independently of each of the other's and its validity shall not be affected if any of the others is invalid. If any of those restrictions is void but would be valid if some part of the restriction were deleted, the restriction in question shall apply with such modification as may be necessary to make it valid.

17g) you acknowledge that the provisions of the clause are no more extensive than is reasonable to protect the Company.


18. In many cases isolated minor breaches of discipline are dealt with on an informal basis. More serious breaches of discipline are dealt with in a more formal way using the Company Disciplinary Procedure, which has been devised to ensure that a consistent and fair policy is applied throughout the Company.

     If you are dissatisfied with the disciplinary decision that effects you, you may appeal to the Board of Directors.


19. Any individual member of staff wishing to raise a question on any matter affecting his/her own employment should, in the first instance, discuss it with the person to whom he/she is immediately responsible. If not satisfied with the outcome of this discussion, he/she may raise the matter with higher levels of Management.


20. Additional details of terms of employment, will from time to time be updated, either by individual communication or by information published on Notice Boards.


21. Subsequent to termination of employment, you shall immediately give up to the Company all documents, papers, materials and other property belonging to the Company, and its subsidiary or associate companies, in your possession or under your control.


22. If you are willing to accept the conditions set out in this letter, we shall be glad if you will indicate your agreement thereto by signing the statement at the foot of the enclosed copy of this letter and returning it to this office.

23. Details of the conditional Offer supersede any statement made during your interview. In the event of any discrepancy of information between the terms of this contract and information provided to you orally or in writing at interview, the terms of this contract shall prevail. No variations to the terms will be valid unless authorized in writing.


24. This offer is conditional upon the receipt of a signed copy of this contract.


Yours sincerely


/s/ Keith A. Goodyer                        /s/ Aaron Goodman-Simpson
----------------------------                -------------------------
    Keith A. Goodyer                            Aaron Goodman-Simpson
    Director                                    Director

I wish to accept the terms and conditions of employment and have read, understand and agree to the terms and conditions contained and referred to in this letter.

Signed  /s/ Paul Goodman-Simpson
        ------------------------
            Paul Goodman-Simpson

Date    1/7/98
        ------------------------